EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement (Form S-8) pertaining to Pentacon, Inc's 401(k) Plan of our report dated December 24, 1998 with respect to the financial statements of Pentacon, Inc. included in its Annual Report (Form 10-K) for the year ended September 30, 1998, filed with the Securities and Exchange Commission.

                                              /s/ ERNST & YOUNG LLP
                                                  ERNST & YOUNG LLP

Houston, Texas
September 3, 1999